UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

June 27, 2006

Date of report (Date of earliest event reported)

YAK COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA

(State or Other Jurisdiction of

Incorporation or Organization)

0-33471	98-0203422
(Commission File No.)	(I.R.S. Employer Identification No.)

300 Consilium Place, Suite 500, Toronto, Ontario, Canada

(Address of Principal Executive Offices and Zip Code)

(647) 722-2752

(Registrants Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On June 29, 2006, the Company issued a press release announcing the engagement of the investment banking firm of Orion Securities Inc. A copy of the press release is attached hereto as Exhibit 99.1 and should be read in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

99.1    Press release of Yak Communications Inc. dated June 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Yak Communications Inc.

Date: June 29, 2006	By:	/s/ Charles Zwebner
	Name:	Charles Zwebner
	Title:	Chief Executive Officer